Exhibit 99.3


UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

Biophan Technologies, Inc. (" Biophan" or the "Company") acquired a 35% ownership interest in Myotech, LLC ("Myotech") effective November 30, 2005. The acquisition of this minority interest is accounted for using the equity method. The consolidated balance sheet as of November 30, 2005 included in the Company's Form 10-Q for the quarter ended November 30, 2005 reflects the acquisition that occurred effective November 30, 2005.

The accompanying pro forma condensed consolidated statements of operations are presented as if the acquisition were consummated on March 1, 2004. Pro forma adjustments were made to reflect the Company's share of the operating losses of Myotech pursuant to the equity method of accounting for the investment in Myotech.

Biophan's information was derived from its consolidated financial statements included in its Form 10-Q for the quarter ended November 30, 2005 and its Form 10-KSB for the year ended February 28, 2005. The information for Myotech was derived from their audited financial statements as of and for the year ended December 31, 2004 and from unaudited 2005 records.

The pro forma statements are for illustrative purposes only and should be read in conjunction with the separate historical financial statements of Biophan, Myotech, and the notes thereto and with the accompanying notes to the pro forma statements. The pro forma statements may not be indicative of either future results of operations or the results that would have occurred had the acquisitions actually been consummated on March 1, 2004. The pro forma statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances.

                   BIOPHAN TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       NINE MONTHS ENDED NOVEMBER 30, 2005

                                                                                              Pro forma, as
                                                 Actual, as reported   Adjustment (*)           adjusted
                                                 -------------------   --------------           --------
Revenues:
  Development payments                                    $ 225,000                              $ 225,000
  License fees                                              250,000                                250,000
  Operating revenue-subsidiary                              113,119                                113,119
                                              ---------------------- --------------- ----------------------
                                                            588,119                                588,119

Operating expenses:
  Research and development                                5,103,743                              5,103,743
  General and administrative                              6,567,924                              6,567,924
                                              ---------------------- --------------- ----------------------
                                                         11,671,667                             11,671,667
                                              ---------------------- --------------- ----------------------

Operating loss                                         (11,083,548)                           (11,083,548)

Equity loss on investment in   Myotech                                    (415,361)              (415,361)

Other income(expense), net                                (724,469)                               (724,469

                                              ---------------------- --------------- ----------------------
Net loss                                              $(11,808,017)      $(415,361)          $(12,223,378)
                                              ====================== =============== ======================

Loss per common share-basic
     and diluted                                           $ (0.16)                               $ (0.15)
                                              ======================                 ======================

Weighted average shares outstanding                      75,448,772                             80,373,307
                                              ======================                 ======================


(*) Reflects Biophan's share of Myotech's loss for the period in accordance with the equity method of accounting, based on a 35% ownership interest.

                   BIOPHAN TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 2005

                                                                                         Pro forma, as
                                               Actual, as reported   Adjustment (*)        adjusted
                                               -------------------   --------------        --------
Operating expenses:
  Research and development                               $2,629,980                             $2,629,980
  General and administrative                              3,337,185                              3,337,185
                                              ---------------------- --------------- ----------------------
                                                          5,967,165                              5,967,165
                                              ---------------------- --------------- ----------------------

Operating loss                                          (5,967,165)                            (5,967,165)

Equity loss on investment in Myotech                                      (352,593)               (352,593

Other income, net                                           173,618                                173,618

                                              ---------------------- --------------- ----------------------
Net loss                                               $(5,793,547)      $(352,593)           $(6,146,140)
                                              ====================== =============== ======================

Loss per common share-basic
     and diluted                                           $ (0.08)                               $ (0.08)
                                              ======================                 ======================

Weighted average shares outstanding                      69,263,893                             74,173,485
                                              ======================                 ======================

(*) Reflects Biophan's share of Myotech's loss for the period in accordance with the equity method of accounting, based on a 35% ownership interest.